Income Taxes - Schedule of Deferred Tax Assets (Details) - USD ($)		6 Months Ended	12 Months Ended
		Jun. 30, 2025	Dec. 31, 2024
Deferred tax assets:
Allowance for expected credit losses		$ 3,601
Depreciation of property and equipment		1,284	1,949
Write-downs of inventories		152,275	152,352
Net operating losses carry forwards	[1]	54,613	5,403
Total deferred tax assets		211,773	159,704
Beginning balance		159,704	150,215
Deferred income tax benefit recognized during the period/year		54,143	8,615
Exchange rate differences		(2,074)	874
Ending balance		$ 211,773	$ 159,704

[1]	The net operating losses carry forwards of the entity in Hong Kong are $333,458 and $32,597 as of June 30, 2025 and December 31, 2024, respectively, which can be carried forward without an expiration date.